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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           ---------------------------




                                   FORM 8-K/A


              Current Report for Event Occurring November 12, 2001




                                       of




                         REYNOLDS, SMITH AND HILLS, INC.


                              a Florida Corporation
                   IRS Employer Identification No. 59-2986466
                             SEC File Number 0-18984



                               4651 Salisbury Road
                           Jacksonville, Florida 32256
                                 (904) 296-2000






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


Item 2. Acquisition or Disposition of Assets.

This Form 8-K/A amends the current report on Form 8-K dated November 13, 2001 to correct the Pro Forma Financial Information included in Item 7(b). The Pro Forma Financial Information contained in this Form 8-K/A amends and restates in its entirety the Pro Forma Financial Information contained in the Form 8-K dated November 13, 2001.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

   (b)  Pro Forma Financial Information

        The Unaudited Pro Forma Consolidated Financial Statements of the Company giving effect to the acquisition of Sylva Engineering Corporation:

        Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2001

        Unaudited Pro Forma Consolidated Statement of Operations for the three months ended June 30, 2001

        Unaudited Pro Forma Consolidated Statement of Operations for the year ended March 31, 2001

        Notes to Unaudited Pro Forma Consolidated Financial Statements

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Dated: November 20, 2001

                               REYNOLDS, SMITH AND HILLS, INC.



                               By:      /s/Kenneth R. Jacobson
                                        ----------------------------------------
                               Name:    Kenneth R. Jacobson
                                        ----------------------------------------
                               Title:   Chief Financial Officer,  Executive Vice
                                        ----------------------------------------
                                        President, and General Counsel
                                        ------------------------------

                          Reynolds, Smith & Hills, Inc.
              Unaudited Pro Forma Consolidated Financial Statements For The Acquisition Of Sylva Engineering Corporation




The following unaudited pro forma consolidated financial statements and explanatory notes reflect the acquisition of Sylva Engineering Corporation ("Sylva") by Reynolds, Smith & Hills, Inc. ("RS&H" or the "Company"). On
November 12, 2001, RS&H completed its acquisition of 100% of the issued and outstanding capital stock of Sylva in exchange for a $700,000 cash payment at closing, $200,000 cash withheld by RS&H to serve as security for the obligations of the shareholders of Sylva under the Stock Purchase Agreement, a $745,000 subordinated promissory note payable in monthly installments and 15,000 shares of RS&H common stock. The Stock Purchase Agreement also provides for an additional contingent purchase price of up to $700,000 based upon the financial performance, of the existing offices of Sylva, the Houston office of RS&H and any new offices of the Company which commence operations in the state of Texas after the closing of the transaction, over the first four successive twelve month periods following the closing.

The pro forma balance sheet assumes that the acquisition was consummated on June 30, 2001. The pro forma consolidated statement of operations for the year ended March 31, 2001 assumes that the acquisition was consummated on April 1, 2000 and the pro forma consolidated statement of operations for the three months ended June 30, 2001 assumes that the acquisition was consummated on April 1, 2001.

Certain pro forma adjustments are based on preliminary estimates. Final allocations will be made on the basis of further evaluations and, therefore, such allocations may differ from those reflected in the pro forma financial statements.

The pro forma statement of operations is not necessarily indicative of the results of operations of RS&H had the Sylva acquisition occurred at the beginning of the periods presented, nor is it necessarily indicative of the results of future operations. These statements should be read in conjunction with the separate historical financial statements and notes thereto of RS&H (incorporated by reference in RS&H's Annual Report on Form 10-K for the year ended March 31, 2001) and Sylva included herein.

Reynolds, Smith and Hills, Inc.

Unaudited Pro Forma Consolidated Balance Sheet
June 30, 2001
--------------------------------------------------------------------------------



                                                                                Sylva
                                                        Reynolds, Smith      Engineering          Pro Forma           Pro Forma
                                                        and Hills, Inc. (a)  Corporation   (b)   Adjustments           Totals
                                                        ----------------    ---------------    ----------------    ----------------
Assets
Current Assets:
Cash                                                      $   160,000        $    167,000      $   (700,000)(c)
                                                                                                    750,000 (d)     $   377,000
Accounts Receivable                                         9,374,000           1,551,000                --          10,925,000
Unbilled service revenue                                    6,152,000             169,000                --           6,321,000
Prepaid expenses and other current assets                     116,000             43,000                 --             159,000
Deferred income taxes                                         718,000                                                   718,000
                                                              -------             -------           -------             -------
          Total Current assets                             16,520,000           1,930,000            50,000          18,500,000

Property and Equipment, net                                 2,276,000             254,000                --           2,530,000

Other assets                                                  165,000             131,000                --             296,000

Cost in excess of net assets of acquired businesses         1,174,000                               647,000 (c)       1,821,000
                                                            ---------             -------           -------           ---------

                                                          $20,135,000        $  2,315,000      $    697,000         $23,147,000
                                                          ===========        ============      ============         ===========

Liabilities and Shareholders Equity

Current liabilities:
Current portion of long term debt and
  capital lease obligations                               $        --        $     11,000      $    220,000 (c)
                                                                                                    150,000 (d)     $   381,000
Accounts payable                                            2,917,000             262,000           200,000 (c)       3,379,000
Accrued payroll                                             1,190,000                                                 1,190,000
Accrued incentive compensation                              1,643,000                                                 1,643,000
Accrued expenses                                            1,152,000             194,000                --           1,346,000
Deferred income taxes                                                             442,000                --             442,000
Unearned service revenue                                    4,331,000             120,000                --           4,451,000
                                                            ---------             -------           -------           ---------
          Total current liabilities                        11,233,000           1,029,000           570,000          12,832,000

Subordinated promissory note                                                                        525,000 (c)         525,000

Line of Credit                                                                                      600,000 (d)         600,000

Deferred income taxes                                         204,000              32,000                --             236,000

Other liabilities                                             318,000               1,000                --             319,000
                                                              -------               -----           -------             -------
                                                           11,755,000           1,062,000         1,695,000          14,512,000

Shareholders Equity:
Common stock                                                    5,000               1,000            (1,000)(c)
                                                                                                                          5,000
Paid in capital                                             3,672,000                  --                --
                                                                                                    255,000 (c)       3,927,000
Retained earnings                                           4,703,000           1,252,000        (1,252,000)(c)       4,703,000
                                                            ---------           ---------        ----------           ---------
          Total shareholders equity                         8,380,000           1,253,000          (998,000)          8,635,000
                                                            ---------           ---------          --------           ---------

                                                          $20,135,000        $  2,315,000      $    697,000         $23,147,000
                                                          ===========        ============      ============         ===========



See notes to unaudited pro forma consolidated financial statements.

Reynolds, Smith and Hills, Inc.

Unaudited Pro Forma Consolidated Statement of Operations
Three Months Ended June 30, 2001
--------------------------------------------------------------------------------

                                                                                        Sylva
                                                               Reynolds, Smith       Engineering         Pro Forma       Pro Forma
                                                               and Hills, Inc.  (a)  Corporation    (b)  Adjustments        Totals
                                                               ---------------       -----------         -----------     ---------

Revenue                                                          $ 16,441,000       $  1,425,000        $        --     $17,866,000

Subcontractor and other direct costs                                4,409,000            229,000                 --       4,638,000
                                                                    ---------            -------              ------      ---------

          Net service revenue                                      12,032,000          1,196,000                 --      13,228,000

Cost of services                                                    4,711,000            792,000                 --       5,503,000
                                                                    ---------            -------              ------      ---------

          Gross profit                                              7,321,000            404,000                 --       7,725,000

Selling, general and administrative expenses                        6,887,000            148,000              11,000 (c)  7,046,000
                                                                    ---------            -------              ------      ---------

          Operating income                                            434,000            256,000             (11,000)       679,000

Other income (expense):
Interest and other income                                              15,000                --                  --          15,000
Interest expense                                                       (4,000)               --              (16,000)(d)
                                                                                                              (9,000)(e)    (29,000)
                                                                       ------             ------              ------        -------

          Income before income taxes                                  445,000            256,000             (36,000)       665,000

Income tax expense (benefit)                                          206,000             91,000             (12,000)(f)    285,000
                                                                      -------             ------             -------        -------

Net income                                                       $    239,000       $    165,000        $    (24,000)   $   380,000
                                                                 ============       ============        ============    ============


See notes to unaudited pro forma consolidated financial statements.

Reynolds, Smith and Hills, Inc.

Unaudited Pro Forma Consolidated Statement of Operations
Year Ended March 31, 2001
--------------------------------------------------------------------------------

                                                                      Sylva
                                            Reynolds, Smith  (a)   Engineering   (b)    Pro Forma           Pro Forma
                                            and Hills, Inc.        Corporation         Adjustments           Totals
                                            -----------------     ---------------     --------------     ----------------

Revenue                                       $   58,519,000        $  4,665,000       $         -         $ 63,184,000

Subcontractor and other direct costs              14,112,000           1,222,000                 -           15,334,000
                                                  ----------           ---------            ------            ----------

          Net service revenue                     44,407,000           3,443,000                 -           47,850,000

Cost of services                                  16,594,000           2,212,000                 -           18,806,000
                                                  ----------           ---------            ------            ----------

          Gross profit                            27,813,000           1,231,000                 -           29,044,000

Selling, general and administrative expenses      26,551,000             713,000             43,000   (c)    27,307,000
                                                  ----------             -------             ------          ----------

          Operating income                         1,262,000             518,000            (43,000)          1,737,000

Other income (expense):
Interest and other income                             41,000                  -                  -               41,000
Interest expense                                     (19,000)                 -             (63,000)  (d)
                                                          -                   -             (38,000)  (e)      (120,000)
                                                     -------             -------            -------            --------

          Income before income taxes               1,284,000             518,000           (144,000)          1,658,000

Income tax expense (benefit)                         546,000             182,000            (49,000)  (f)       679,000
                                                     -------             -------            -------             -------

Net income                                    $      738,000        $    336,000       $    (95,000)       $    979,000
                                              ==============        ============       ============           =========


See notes to unaudited pro forma consolidated financial statements.

                        REYNOLDS, SMITH AND HILLS, INC.

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
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1.  UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET ADJUSTMENTS

    (a) This column represents the consolidated balance sheet of RS&H at June 30, 2001.

    (b)  This column represents the balance sheet of Sylva at June 30, 2001.

    (c) Represents the purchase price of $1,900,000 consisting of $700,000 cash, $200,000 cash withheld related to obligations of the shareholders of Sylva under the Stock Purchase Agreement, $745,000 subordinated promissory note and 15,000 shares of RS&H common stock at $17/share in exchange for all of the outstanding common stock of Sylva. The resulting excess of the total purchase price over the fair values of the net assets acquired, has been allocated to goodwill for pro forma purposes.

    (d) Represents borrowings under a long term note agreement (the "Note") to fund the acquisition of Sylva. The Note is for five years with equal monthly principal payments of $12,500. Interest on the Note is equal to the 30 day LIBOR rate plus 2.9%.

2. UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS ADJUSTMENTS FOR THE THREE MONTHS ENDED JUNE 30, 2001

    (a) This column represents the consolidated statement of operations of RS&H for the three months ended June 30, 2001.

    (b) This column represents the statement of operations of Sylva for the three months ended June 30, 2001.

    (c) Represents additional amortization expense expected to be incurred related to the excess purchase price over the net tangible assets acquired as if the purchase had taken place on April 1, 2001. For pro forma purposes, the entire excess has been allocated to goodwill with an estimated useful life of 15 years.

    (d) Represents interest on the subordinated note at 8.5% as if the purchase had taken place on April 1, 2001.

    (e) Represents three months interest expense on the Note used to fund the cash portion of the Sylva acquisition.

    (f)  Represents the income tax effect of the entries  provided above at (c),
         (d) & (e) at RS&H's effective tax rate of 34%.

REYNOLDS, SMITH AND HILLS, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


3. UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS ADJUSTMENTS FOR THE YEAR ENDED MARCH 31, 2001

    (a) This column represents the consolidated statement of operations of RS&H for the year ended March 31, 2001.

    (b) This column represents the consolidated statement of operations of Sylva for the year ended December 31, 2000.

    (c) Represents additional amortization expense expected to be incurred related to the excess purchase price over the net tangible assets acquired as if the purchase had taken place on April 1, 2000. For pro forma purposes, the entire excess has been allocated to goodwill with an estimated useful life of 15 years.

    (d) Represents interest on the subordinated note at 8.5% as if the purchase had taken place on April 1, 2000.

    (e) Represents 12 months interest expense on the Note used to fund the cash portion of the Sylva acquisition.

    (f)  Represents the income tax effect of the entries  provided above at (c),
         (d) & (e) at RS&H's effective tax rate of 34%.